UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2021

NEXIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40045	45-2518457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9119 Gaither Road Gaithersburg, Maryland	20877
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (301) 825-9810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NEXI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

On February 17, 2021, NexImmune, Inc. (the “Company”) filed its sixth amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of its initial public offering (the “IPO”) of it’s common stock. The Company’s board of directors and stockholders previously approved the Restated Certificate effective as of and contingent upon the closing of the IPO.

A copy of the Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

The Company also adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the IPO. The Company’s board of directors and stockholders previously approved the Restated Bylaws effective as of and contingent upon the closing of the IPO.

A copy of the Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Please see the description of the Restated Certificate and the Restated Bylaws in the section titled “Description of Capital Stock” in the final prospectus the Company filed with the U.S. Securities and Exchange Commission on February 16, 2021 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement on Form S-1, as amended (File No. 333-252220).

Item 8.01.	Other Events.

On February 17, 2021, the Company completed its initial public offering of 7,441,650 shares of its common stock at a public offering price of $17.00 per share. The initial public offering included the sale of 970,650 shares pursuant to the underwriters’ option to purchase additional shares at the initial public offering price. A copy of the press release announcing the closing of the IPO is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of NexImmune, Inc.

3.2	Restated Bylaws of NexImmune, Inc.

99.1	Press Release dated February 17, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXIMMUNE, INC.

By:	/s/ John Trainer
John Trainer
Chief Financial Officer

Date: February 17, 2021